Loss per share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Loss per share

19. Loss per share

As of December 31, 2021, 2020 and 2019, the Company has one category of shares, which are common shares, since the Company’s non-voting shares and series A and series B preferred shares were converted into common shares upon the closing of the IPO on January 25, 2017.

The basic loss per share is calculated by dividing the loss of the period attributable to the ordinary shares by the weighted average number of ordinary shares outstanding during the period as follows:

	Year ended December 31,
	2021	2020	2019
Net loss attributable to shareholders (in USD ‘000)	(58,377)	(82,966)	(108,790)
Weighted average number of shares outstanding	75,281,838	49,820,451	43,674,746
Basic and diluted loss per share (in USD)	(0.78)	(1.67)	(2.49)

For the year ended December 31, 2021, 8,937,473 shares issuable upon the exercise of stock-options and 11,477,396 warrants and convertible in relation with the JGB loan which would have an anti-dilutive impact on the calculation of the diluted earnings per share, were excluded from the calculation. For the year ended December 31, 2020, 7,035,388 and 6,964,592 shares issuable upon the exercise of stock-options and warrants, respectively, which would have an anti-dilutive impact on the calculation of the diluted earnings per share, were excluded from the calculation. For the year ended

December 31, 2019, 168,641 non-vested shares and 4,626,385 shares issuable upon the exercise of stock-options, which would have an anti-dilutive impact on the calculation of the diluted earnings per share, were excluded from the calculation.